UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway, Suite 101

Bothell, WA 98021

(Address of principal executive offices, including zip code)

(425) 354-5038

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed solely to file the disclosure below under Item 8.01 of Form 8-K. The disclosure is identical to the disclosure furnished under Item 7.01 in the original Form 8-K filed with the Securities and Exchange Commission on October 3, 2012.

Item 8.01	Other Events

On October 2, 2012, the Company received notice from the U.S. Department of Defense (DoD) that the Ebola portion of the contract for Advanced Development of Hemorrhagic Fever Virus Therapeutics (the “ADHFVT contract”) is being terminated, effective immediately, for the convenience of the government due to funding constraints. The Company previously received a stop-work order for the Ebola portion of the contract which was in effect from August 2, 2012 through the termination on October 2, 2012. The termination only applies to the Ebola portion of the contract and the Marburg portion remains in effect.

DoD conducted an evaluation of its Ebola medical countermeasure candidate development efforts and selected an alternative contractor’s candidate for continued development. However, upon entry into a settlement agreement between the Company and DoD regarding costs associated with termination, the government may reserve the right under the settlement agreement to reinstate the terminated portion of the ADHFVT contract if the Company’s Ebola therapeutic becomes the only alternative under which the government can fulfill its requirement due to development failure or default by the company that was selected provided that the Marburg portion of the contract is continuing at that time, or if DOD identifies additional funds to allow continued development of both Ebola medical countermeasures. On October 3, 2012, the Company issued a press release announcing the termination of the Ebola portion of the ADHFVT contract, a copy of which is attached to this Report as Exhibit 99.1.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are identified by such words as “anticipate,” “believe,” “expect,” “will” and words of similar import and are based on current expectations that involve risks and uncertainties, such as the Company’s plans, objectives, expectations and intentions. All statements other than historical or current facts are forward-looking statements, including, without limitation, statements about the Company’s ongoing or future efforts under the ADHFVT contract. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The Company does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release regarding Termination of Ebola Portion of Contract with the Department of Defense for Hemorrhagic Fever Virus Therapeutics dated October 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Michael A. Jacobsen
Michael A. Jacobsen
Vice President, Finance and Secretary

Date: October 3, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release regarding Termination of Ebola Portion of Contract with the Department of Defense for Hemorrhagic Fever Virus Therapeutics dated October 3, 2012.